SCHEDULE 14A

                         (RULE 14a-101)

              INFORMATION REQUIRED IN PROXY STATEMENT
                      SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934
                     Filed by the Registrant  [X]
            Filed by a Party other than the Registrant  [ ]

                      Check the appropriate box:
                   [ ] Preliminary Proxy Statement
                   [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                   [ ] Definitive Proxy Statement
                   [X] Definitive Additional Materials
                   [ ] Soliciting Material under Rule 14a-12

                        Kelmoore Strategic Trust

              (Name of Registrant as Specified in its Charter)

  Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
2. Form, Schedule or Registration Statement No.:
3. Filing Party:
4. Date Filed:



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                             IMPORTANT
                     YOUR VOTE IS URGENTLY NEEDED


Dear Kelmoore Strategic Trust Shareholder:

We recently sent you proxy materials for your investments in the Kelmoore Strategic Trust and have not yet received your vote.

YOUR VOTE IS IMPORTANT! Please take a moment now to review the proxy statement, sign the proxy card and return the card immediately if you have not done so already. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

If you prefer, you can also vote by phone or fax.

1. VOTE BY TOUCH TONE: Dial 1-800-690-6903, enter the CONTROL NUMBER printed on the upper portion of you proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

2. VOTE VIA FAX: Sign and date your proxy card and fax BOTH THE
   FRONT AND THE BACK to 617-535-0341.

IF YOU VOTE BY PHONE OR FAX, PLEASE DO NOT RETURN YOUR PROXY CARD(S)

Thank you for your cooperation.



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                                         To Vote by Telephone:
                                Call Toll-Free on a Touch-Tone Phone
                                            1-800-690-6903
SECOND REQUEST
PLEASE VOTE

1) Read the accompanying Proxy Statement and Proxy card
2) Call the toll-free number 1-800-690-6903.
3) Enter your ***Voter Control Number*** on your Proxy Card above your name
4) Follow the recorded instructions.

                    YOUR VOTE IS IMPORTANT!



*** CONTROL NUMBER: 999 999 999 999 99 ***


PROXY         KELMOORE STRATEGIC TRUST          PROXY


FUND NAME PRINTS HERE
   This Proxy Card is Solicited on Behalf of the Board of
   Trustees of the Trust
FUND NAME PRINTS HERE
   For the Special Meeting of Shareholders to be Held on December 3, 2002

The undersigned hereby appoints David C. Lebisky and Christine V.
Mason as proxies, each with power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Kelmoore Strategic Trust (the "Meeting") to be held at 9:00 a.m., Eastern Time, on December 3, 2002 at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon
Drive, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed on the reverse side of this proxy card with respect to the matters referred to in the Proxy
Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS ON WHICH THE
SHAREHOLDER IS ENTITLED TO VOTE.


PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE
          PLEASE VOTE, SIGN AND DATE THIS PROXY CARD
          AND RETURN IT IN THE ENCLOSED ENVELOPE

         Date_________________________, 2002

         ________________________________
        Signature(s), (Title(s) if applicable)

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners should each sign. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.



[PAGE BREAK]



Please fill in box(es) as shown using black or blue ink or number 2
pencil.   [X]
                 PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees recommends a vote for the following proposals:

                                                       FOR AGAINST ABSTAIN
1. To approve a change in the Kelmoore Strategy
   Fund's status from diversified to non-diversified    [ ]   [ ]    [ ]
2. To approve a change in the Kelmoore Strategy Eagle
   Fund's status from diversified to non-diversified.   [ ]   [ ]    [ ]
3. To approve a change in the Kelmoore Strategy
   Liberty Fund's status from diversified to
   non-diversified.                                     [ ]   [ ]    [ ]


                            IMPORTANT
          IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
         SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE
              AND RETURN YOUR BALLOT AS SOON AS POSSIBLE.
    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
         PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.



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                              IMPORTANT
                      YOUR VOTE IS URGENTLY NEEDED

Dear Kelmoore Strategic Trust Shareholder:

WE NEED YOUR HELP!!!!!!!!!!!!

The Special Meeting of Shareholders, which was scheduled for December 3, 2002, has been adjourned because not enough shareholders returned their proxies prior to the meeting date

We recently sent you proxy materials for your investments in the Kelmoore Strategic Trust and have not yet received your vote.

YOUR VOTE IS IMPORTANT! Please take a moment now to review the proxy statement, sign the proxy card and return the card immediately if you have not done so already. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

If you prefer, you can also vote by phone or fax.

1. VOTE BY TOUCH TONE: Dial 1-800-690-6903, enter the CONTROL NUMBER printed on the upper portion of you proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.
2. VOTE VIA FAX: Sign and date your proxy card and fax BOTH THE FRONT AND THE BACK to 617-535-0341.

IF YOU VOTE BY PHONE OR FAX, PLEASE DO NOT RETURN YOUR PROXY CARD(S)

Voting now will spare your Fund the further expense of additional solicitations and the possible further adjournment of the Meeting.

Thank you for your cooperation.



[PAGE BREAK]




ADJOURNMENT DATE                           To Vote by Telephone:
   12/23/02                      Call Toll-Free on a Touch-Tone Phone
 PLEASE VOTE!!!!                               1-800-690-6903


1) Read the accompanying Proxy Statement and Proxy card
2) Call the toll-free number 1-800-690-6903.
3) Enter your ***Voter Control Number*** located on your Proxy
   Card above your name
4) Follow the recorded instructions.

              Your Vote Is Important!

*** CONTROL NUMBER: 999 999 999 999 99 ***

PROXY           KELMOORE STRATEGIC TRUST               PROXY


FUND NAME PRINTS HERE
  This Proxy Card is Solicited on Behalf of the Board of Trustees of the Trust
FUND NAME PRINTS HERE
  For the Special Meeting of Shareholders to be Held on December 3, 2002

The undersigned hereby appoints David C. Lebisky and Christine V.
Mason as proxies, each with power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Kelmoore Strategic Trust (the "Meeting") to be held at 9:00 a.m., Eastern Time, on December 3, 2002 at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon
Drive, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed on the reverse side of this proxy card with respect to the matters referred to in the Proxy
Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted "For" all proposals on which the shareholder is entitled to vote.


                        PLEASE VOTE, SIGN AND DATE THIS PROXY CARD
                        AND RETURN IT IN THE ENCLOSED ENVELOPE

                        Date_________________________, 2002

                        ________________________________
                        Signature(s), (Title(s) if applicable)

 NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners should each sign. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.



[PAGE BREAK]



Please fill in box(es) as shown using black or blue ink or
number 2 pencil.   [X]

   PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees recommends a vote for the following proposals:


                                                    FOR  AGAINST  ABSTAIN
1. To approve a change in the Kelmoore Strategy
 Fund's status from diversified to non-diversified   [ ]    [ ]    [ ]

2. To approve a change in the Kelmoore Strategy
 Eagle Fund's status from diversified to
 non-diversified.                                    [ ]    [ ]    [ ]

3. To approve a change in the Kelmoore Strategy
 Liberty Fund's status from diversified to
 non-diversified.                                    [ ]    [ ]    [ ]



                                Important
In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your ballot as soon as possible.

  Your vote is important regardless of the number of shares you own.

       Please sign and date on the reverse side before mailing.